1

THIRD AMENDING AGREEMENT
THIS AGREEMENT dated as of June 28, 2016.
AMONG:
CANADIAN PACIFIC RAILWAY COMPANY ("CPRC") as     Borrower,
and
CANADIAN PACIFIC RAILWAY LIMITED (the "Covenantor"), as Covenantor
OF THE FIRST PART
and
ROYAL BANK OF CANADA, a Canadian chartered bank, as administration agent of the Lenders (hereinafter referred to as the "Agent"),
OF THE SECOND PART
and
EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the "Lenders" and individually, a "Lender"),
OF THE THIRD PART
WHEREAS the parties hereto entered into the Credit Agreement;
AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.INTERPRETATION
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
"Agreement" means this third amending agreement, as amended, modified, supplemented or restated from time to time;

7632518.3

"Amended Credit Agreement" means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;
"Credit Agreement" means the credit agreement dated as of September 26, 2014, as amended by a first amending agreement dated as of June 15, 2015 and a second amending agreement dated September 17, 2015, between the Borrowers, the Agent and the Lenders;
"Effective Date" means the date on which all of the conditions precedent in Section 4.1 of this Agreement have been satisfied or waived by the Lenders;
"New Lender" means Barclays Bank plc; and
"Withdrawing Lender" means The Toronto-Dominion Bank.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to "Section" or "Sections" are intended to refer to a Section or Sections of the Credit Agreement.
2.    AMENDMENTS TO CREDIT AGREEMENT
2.1    Effective as of the Effective Date, each of the 5 Year Lenders agree that the definition "5 Year Maturity Date" in the Credit Agreement is amended by replacing the reference to "September 26, 2020" with "June 28, 2021".
2.2    Effective as of the Effective Date, each of the 1+1 Lenders agree that the definition of "Term Out Date" in the Credit Agreement is amended by replacing the reference to "September 23, 2016" with "June 28, 2017".
2.3    Effective as of the Effective Date, each of the Lenders agree the Credit Agreement is amended by:

(a)	inserting the following new definitions in their alphabetical order in Section 1.1 of the Credit Agreement:
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;
"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any

7632518.3

entity established in an EEA Member Country which is a Lender Parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its Lender Parent;
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein and Norway;
"EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;
"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time; and
"Write-Down and Conversion Powers" means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule;

(b)
inserting "; provided that, if the rate determined above shall ever be less than zero, such rate shall be deemed to be zero for purposes of this Agreement" after the reference to "Borrower may agree upon" at the end of the definition of "CDOR Rate";

(c)	moving the "or" at the end of paragraph (e) of the definition of "Defaulting Lender" to the end of paragraph (f) thereof and inserting the following as paragraph (g) in such definition:
"(g)    that becomes the subject of a Bail-In Action."

(d)
replacing the reference to "(as quoted or published from time to time by the Bank of Canada)." in the definition of "Equivalent U.S. $ Amount" with ", as quoted or published from time to time by the Bank of Canada, provided that if such rate is no longer quoted at noon, it shall mean the spot rate of exchange for such conversion as quoted by the Bank of Canada at the close of business on the immediately preceding Business Day, and, in either case, if no such rate is quoted, the spot rate of exchange quoted by the Administrative Agent in Toronto, Ontario in accordance with its normal practice.";

(e)
inserting "; provided that, if the rate determined above shall ever be less than zero, such rate shall be deemed to be zero for purposes of this Agreement" after the reference to "amount of such Advance" at the end of the definition of "Eurodollar Rate";

(f)	Article 12 is amended by adding the following as Section 12.21:
"Section 12.21     Acknowledgement and Consent to Bail-In of EEA Financial Institutions
Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

7632518.3

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its Lender Parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-down and Conversion Powers of any EEA Resolution Authority."; and

(g)	Schedule 1 to the Credit Agreement is replaced in its entirety with Exhibit "A" attached hereto.
3.    NEW LENDER
3.1    The parties hereto confirm and agree that the New Lender shall be a Lender for all purposes of the Amended Credit Agreement and the other Credit Documents having the Commitment set forth opposite its name on Exhibit "A" hereto and all references herein or therein to "Lenders" or a "Lender" shall be deemed to include the New Lender.
3.2    The New Lender hereby acknowledges and agrees that:

(a)	it will be bound by the Credit Agreement and the other Credit Documents as a Lender to the extent of its Commitment as fully as if it had been an original party to the Credit Agreement;

(b)
it has been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower and its Subsidiaries, all of the matters and transactions contemplated herein and in the Credit Agreement and other Credit Documents and all other matters incidental to the Credit Agreement and the other Credit Documents. The New Lender confirms with the Agent that it does not rely, and it will not hereafter rely, on the Agent:

(i)
to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower, its Subsidiaries or any other Person under or in connection with the Credit Agreement and other Credit Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to it by the Agent); or

(ii)	to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower and its Subsidiaries.

(c)	a copy of the Credit Agreement has been made available to it for review and further acknowledges and agrees that it has received copies of such other Credit Documents and such other information

7632518.3

that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Credit Documents and the transactions contemplated hereby and thereby. The New Lender acknowledges to the Agent that it is satisfied with the form and substance of the Credit Agreement (as amended and supplemented hereby) and the other Credit Documents.
3.3    Without in any way limiting the other provisions hereof, the New Lender irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Credit Agreement.
3.4    The New Lender specifies that its address for the purpose of notices under Section 12.4 of the Credit Agreement is:
For funding notices:

Barclays Bank plc
700 Prides Crossing
Newark, DE 19713
Attention:    US Loan Operations
Facsimile:    (972) 535-5728
For all other notices:
Barclays Bank plc
745 7th Avenue, 25th Floor
New York, NY 10019
Attention:     Evan Moriarty
Facsimile:    (212) 526-5115
Email:        evan.moriarty@Barclays.com

4.    REPRESENTATIONS AND WARRANTIES
4.1    The Borrower hereby represents and warrants to and in favour of the Agent and the Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)
the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

5.    CONDITIONS PRECEDENT TO EFFECTIVENESS
5.1    This Agreement shall be effective on the date each of the following conditions precedent are satisfied (or waived by the Lenders hereunder):

7632518.3

(a)	the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender;

(b)	the Agent has received a withdrawal letter from the Withdrawing Lender in a form satisfactory to the Agent and the Borrower (each acting reasonably); and

(c)	each Lender shall have been paid all fees as have been agreed to with the Borrower in respect of this Agreement.
6.    CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS
The Credit Agreement and the other Credit Documents to which each Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
7.    FURTHER ASSURANCES
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
8.    COUNTERPARTS
This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
9.    GOVERNING LAW
The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrowers may be found.
[signature pages follow]

7632518.3

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower Per: /s/ Darren Yaworsky Name: Darren Yaworsky Title: Vice President, Finance & Treasurer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor Per: /s/ Darren Yaworsky Name: Darren Yaworsky Title: Vice President, Finance & Treasurer

7632518.3

THE ADMINISTRATIVE AGENT ROYAL BANK OF CANADA Per: /s/ Susan Khokher Susan Khokher Authorized Signatory

7632518.3

THE LENDERS
ROYAL BANK OF CANADA Per: /s/ Tim VandeGriend Tim VandeGriend Authorized Signatory

7632518.3

JPMORGAN CHASE BANK, N.A., Toronto Branch Per: /s/ Robert P. Kellas Robert P. Kellas Executive Director

7632518.3

BARCLAYS BANK PLC Per: /s/ Vanessa A. Kurbatskiy Vanessa A. Kurbatskiy Vice President

7632518.3

MORGAN STANLEY BANK, N.A. Per: /s/ Michael King Michael King Authorized Signatory Per:

7632518.3

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CANADA BRANCH Per: /s/ Daniel Nanson Daniel Nanson Managing Director Per:

7632518.3

CITIBANK, N.A., Canadian Branch Per: /s/ Samin Atique Samin Atique Authorized Signatory Per:

7632518.3

BANK OF AMERICA, N.A., CANADA BRANCH Per: /s/ Medina Sales de Andrade Medina Sales de Andrade Vice President

7632518.3

BANK OF MONTREAL Per: /s/ Jennifer Guo Jennifer Guo Associate Per: /s/ Carol McDonald Carol McDonald Director

7632518.3

THE BANK OF NOVA SCOTIA Per: /s/ Jamie Davis Jamie Davis Director Per: /s/ Andrew Morales Andrew Morales Associate Director

7632518.3

CANADIAN IMPERIAL BANK OF COMMERCE Per: /s/ Jordan Stewart Jordan Stewart Director Per: /s/ William J. Chrumka William J. Chrumka Executive Director

7632518.3

WELLS FARGO BANK, N.A., CANADIAN BRANCH Per: /s/ Sean Buchan Sean Buchan SVP & Loan Team Manager Per: /s/ Jeff McInenly Jeff McInenly Vice President

7632518.3

HSBC BANK CANADA Per: /s/ Dieter Stefely Dieter Stefely Director, Banking, HSBC Bank Canada Signature #048455 (A) Per: /s/ Jason Lang Jason Lang Director, Resources & Energy Group 039729

7632518.3

ALBERTA TREASURY BRANCHES Per: /s/ Shawn Bunnin Shawn Bunnin Managing Director Per: /s/ Christopher Hamel Christopher Hamel Associate Director

7632518.3

NATIONAL BANK OF CANADA Per: /s/ Michelle Fiebig Michelle Fiebig, Director Per: /s/ David Torrey David Torrey, Managing Director

7632518.3

SUMITOMO MITSUI BANKING CORPORATION OF CANADA Per: /s/ Elwood R. Langley Elwood R. Langley Managing Director

7632518.3

1

Exhibit "A"

Schedule 1
COMMITMENTS
5 Year Facility
(all amounts in U.S. $)

Lender	5 Year Commitment	5 Year Fronting Documentary Commitment	5 Year Swingline Commitment
Royal Bank of Canada	$82,500,000	$110,000,000	$50,000,000
JPMorgan Chase Bank, N.A., Toronto Branch	$82,500,000
Barclays Bank plc	$82,500,000
Morgan Stanley Bank, N.A.	$32,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	$50,000,000
Citibank, N.A., Canadian Branch	$82,500,000
Bank of America, N.A., Canada Branch	$82,500,000
Bank of Montreal	$82,500,000	$40,000,000
The Bank of Nova Scotia	$82,500,000	$40,000,000
Canadian Imperial Bank of Commerce	$82,500,000	$40,000,000
Wells Fargo Bank N.A., Canadian Branch	$82,500,000
HSBC Bank Canada	$82,500,000
Alberta Treasury Branches	$35,000,000	$30,000,000
National Bank of Canada	$32,500,000	$40,000,000
Sumitomo Mitsui Banking Corporation of Canada	$25,000,000
	_________________	________________	_______________
	U.S. $1,000,000,000	U.S. $300,000,000	U.S. $50,000,000

7632518.3

2

1+1 Facility
(all amounts in U.S. $)

Lender	1+1 Commitment
Royal Bank of Canada	$82,500,000
JPMorgan Chase Bank, N.A., Toronto Branch	$82,500,000
Barclays Bank plc	$82,500,000
Morgan Stanley Bank, N.A.	$32,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	$50,000,000
Citibank, N.A., Canadian Branch	$82,500,000
Bank of America, N.A., Canada Branch	$82,500,000
Bank of Montreal	$82,500,000
The Bank of Nova Scotia	$82,500,000
Canadian Imperial Bank of Commerce	$82,500,000
Wells Fargo Bank N.A., Canadian Branch	$82,500,000
HSBC Bank Canada	$82,500,000
Alberta Treasury Branches	$35,000,000
National Bank of Canada	$32,500,000
Sumitomo Mitsui Banking Corporation of Canada	$25,000,000
_______________
U.S. $1,000,000,000

7632518.3